                            SCHEDULE 14A INFORMATION
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                               RENT-A-CENTER, INC.
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                              [RENT-A-CENTER LOGO]

                              PROXY STATEMENT FOR
                                      AND
                                   NOTICE OF
                        2001 ANNUAL STOCKHOLDERS MEETING


               ANNUAL  May 15, 2001
             MEETING:  9:30 a.m. local time

            LOCATION:  Rent-A-Center, Inc.
                       5700 Tennyson Parkway
                       Fourth Floor
                       Plano, Texas 75024

               RECORD  Close of business on March 22, 2001
                DATE:
                       If you were a stockholder of record at the close of business on March 22, 2001, you may vote at the meeting.

     NUMBER OF VOTES:  Holders of our Common Stock are entitled to one vote for each share of Common Stock they owned on March 22, 2001. The holders of our Preferred Stock were entitled to convert their
                       281,756 shares of Preferred Stock into 10,086,129 shares of our Common Stock on March 22,
                       2001, and thus are entitled to an equal number of votes.

              AGENDA:  1.  To elect three directors, two of whom are to be elected by all of our stockholders and one of whom is to be elected by the holders of our Preferred Stock;

                       2.  To approve an amendment to our Amended and Restated Certificate of Incorporation
                           increasing the number of shares of Common Stock, par value $.01 per share, we are authorized to issue from 50,000,000 to 125,000,000;

                       3.  To approve amendments to our Long-Term Incentive Plan increasing the number of shares of our Common Stock reserved for issuance under our Long-Term Incentive Plan from
                           6,200,000 to 7,900,000 shares, reducing the number of shares of Common Stock which are reserved for issuance under our Long-Term Incentive Plan for director options from
                           496,000 to 210,000 shares, and reducing the number of shares of Common Stock which are reserved for issuance under our Long-Term Incentive Plan for employee stock awards from 310,000 to 31,250 shares; and

                       4.  To transact any other proper business.

             PROXIES:  Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "for" the Board's nominees, "for" the approval of the amendment to our Certificate of Incorporation and "for" the approval of the Plan amendments. The proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the proxy holders will vote for a person whom they believe will carry on our present policies.

              PROXIES  The Board of Directors.
        SOLICITED BY:

        FIRST MAILING  This proxy statement is dated April 13, 2001. We are first mailing this proxy statement on
                DATE:  or about April 16, 2001.

             REVOKING  You may revoke your proxy before it is voted at the meeting. To revoke, follow the
          YOUR PROXY:  procedures listed on page 32 under "Voting Procedures/Revoking Your Proxy -- How You May
                       Revoke Your Proxy."


          PLEASE VOTE BY RETURNING YOUR PROXY- YOUR VOTE IS IMPORTANT
   PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COSTS OF RESOLICITATION.

                                    CONTENTS


ELECTION OF DIRECTORS.......................................     2
EXECUTIVE OFFICERS..........................................     7
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....    11
PERFORMANCE GRAPH...........................................    12
EXECUTIVE COMPENSATION AND OTHER INFORMATION................    13
PROPOSALS FOR STOCKHOLDER ACTION............................    16
OTHER BUSINESS..............................................    28
INDEPENDENT PUBLIC ACCOUNTANT INFORMATION...................    28
AUDIT COMMITTEE REPORT ON RENT-A-CENTER'S FINANCIAL
  STATEMENTS................................................    29
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........    29
RENT-A-CENTER STOCK OWNERSHIP...............................    30
VOTING PROCEDURES/REVOKING YOUR PROXY.......................    31
SUBMISSION OF STOCKHOLDER PROPOSALS.........................    32
ANNUAL REPORT ON FORM 10-K..................................    32
EXHIBIT A -- CHARTER OF THE AUDIT COMMITTEE.................   A-1
EXHIBIT B -- AMENDED AND RESTATED RENT-A-CENTER, INC.
  LONG-TERM INCENTIVE PLAN..................................   B-1

                             ELECTION OF DIRECTORS


      BOARD STRUCTURE:    Our Board has eight members. The directors are divided into three classes. At each annual meeting, the term of one class expires. In general, directors in each class serve for a term of three years. Under the terms of our Certificate of Incorporation, the holders of our Preferred Stock are entitled to elect two of our eight directors. In addition to
                          Apollo's rights as a holder of our Preferred Stock, Apollo has similar rights under the stockholders agreement we entered into with them and Messrs. Talley and Speese.

NUMBER OF DIRECTORS TO    Three directors are to be elected, two of whom are to be elected by all of our stockholders
           BE ELECTED:    and one of whom is to be elected by the holders of our Preferred Stock voting separately as a class.

        BOARD NOMINEES    OUR BOARD HAS NOMINATED J. ERNEST TALLEY TO BE REELECTED BY ALL OF THE STOCKHOLDERS AND
                          MITCHELL E. FADEL TO BE ELECTED BY ALL OF THE STOCKHOLDERS. OUR BOARD HAS ALSO NOMINATED
                          PETER P. COPSES TO BE REELECTED BY THE HOLDERS OF OUR PREFERRED STOCK. WE URGE YOU TO VOTE
                          FOR MESSRS. TALLEY, FADEL AND COPSES.

TERMS TO EXPIRE AT THE    J. Ernest Talley                Mr. Talley has served as Chairman of our Board since May
  2004 ANNUAL MEETING:                                    1989 and Chief Executive Officer since November 1994. Mr.
                                                          Talley operated a rent-to-own business from 1963 to 1974 in
                                                          Wichita, Kansas, which he sold to Remco (later acquired by
                                                          Thorn Americas and acquired by us as part of the Thorn
                                                          Americas acquisition) in 1974. From 1974 to 1988, he was
                                                          involved in the commercial real estate business in Dallas,
                                                          Texas. Mr. Talley co-founded Talley Lease to Own, Inc. with his son, Michael C. Talley, in 1987 and served as a
                                                          director and Chief Executive Officer of that company from
                                                          1988 until its merger with us on January 1, 1995. Mr.
                                                          Talley's term as a director expires at this year's annual
                                                          stockholders meeting. Mr. Talley is 66 years old.

                          Mitchell E. Fadel               Mr. Fadel has served as our President since July 2000 and
                                                          as a director since December 2000. From November 1992 until
                                                          July 2000, Mr. Fadel served as President and Chief
                                                          Executive Officer of ColorTyme. ColorTyme was acquired by
                                                          us in May 1996. From 1983 to 1991, Mr. Fadel was a Regional
                                                          Manager for Thorn Americas and its affiliates. Mr. Fadel's term as a director expires at this year's annual
                                                          stockholder's meeting. Mr. Fadel is 43 years old.

                          Peter P. Copses                 Mr. Copses has served as one of our directors since August
                                                          1998. Since 1990, Mr. Copses has been a principal of Apollo
                                                          Advisors, L.P., which, together with its affiliates, acts
                                                          as managing general partner of Apollo Investment Fund,
                                                          L.P., AIF II, L.P., Apollo Investment Fund III, L.P. and
                                                          Apollo Investment Fund IV, L.P. Mr. Copses is also a
                                                          director of Zale Corporation, an operator of specialty
                                                          retail jewelry stores. Mr. Copses serves as one of the two directors elected by the holders of our Preferred Stock.
                                                          Mr. Copses' term as a director expires at this year's
                                                          annual stockholders meeting. Mr. Copses is 42 years old.

CONTINUING DIRECTORS

TERMS TO EXPIRE AT THE    Mark E. Speese                  Mr. Speese has served as one of our directors since 1990.
  2002 ANNUAL MEETING:                                    Mr. Speese also served as our Vice Chairman from September
                                                          1999 until December 2000. From 1990 until April 1999, Mr.
                                                          Speese served as our President. Mr. Speese also served as
                                                          our Chief Operating Officer from November 1994 until March
                                                          1999. From our inception in 1986 until 1990, Mr. Speese
                                                          served as a Vice President responsible for our New Jersey
                                                          operations. Prior to joining us, Mr. Speese was a regional manager for Thorn Americas from 1979 to 1986. Mr. Speese is also a director of Transportation Components, Inc., a
                                                          distributor of replacement parts and supplies for
                                                          commercial vehicles and equipment. Mr. Speese's term as
                                                          director expires at our 2002 annual stockholders meeting.
                                                          Mr. Speese is 43 years old.

                          L. Dowell Arnette               Mr. Arnette has served as one of our directors since May
                                                          1999 and as our Executive Vice President -- Growth since
                                                          July 2000. Mr. Arnette previously served as our President
                                                          from April 1999 until July 2000. From March 1999 until
                                                          March 2000, Mr. Arnette served as our Chief Operating
                                                          Officer. From September 1996 until March 1999, Mr. Arnette served as our Executive Vice President, and from May 1995
                                                          to September 1996, Mr. Arnette served as our Senior Vice
                                                          President. From November 1994 to May 1995, Mr. Arnette
                                                          served as one of our Regional Vice Presidents. From 1993 to
                                                          November 1994, he served as our regional manager
                                                          responsible for the southeastern region. From 1975 until
                                                          1993, Mr. Arnette was an Executive Vice President of DEF
                                                          Investments, Inc., an operator of rent-to-own stores. We
                                                          acquired substantially all of the assets of DEF and its
                                                          subsidiaries in April 1993. Mr. Arnette is the brother of
                                                          Joe T. Arnette, Vice President -- Training & Personnel of
                                                          Rent-A-Center. Mr. Arnette's term as a director expires at our 2002 annual stockholders meeting. Mr. Arnette is 53
                                                          years old.

                          Laurence M. Berg                Mr. Berg has served as one of our directors since August
                                                          1998. Mr. Berg has been associated since 1992 and a
                                                          principal since 1995 with Apollo Advisors, L.P., which
                                                          together with its affiliates, acts as managing general
                                                          partner of Apollo Investment Fund, L.P., AIF II, L.P.,
                                                          Apollo Investment Fund III, L.P., and Apollo Investment
                                                          Fund IV, L.P. Mr. Berg is also a director of Berlitz
                                                          International, Inc., a provider of language services. Mr.
                                                          Berg serves as one of the two directors elected by the
                                                          holders of our Preferred Stock. Mr. Berg's term as a
                                                          director expires at our 2002 annual stockholders meeting.
                                                          Mr. Berg is 34 years old.

   TERMS TO EXPIRE AT  Joseph V. Mariner, Jr.       Mr. Mariner has served as one of our directors since
      THE 2003 ANNUAL                               February 1995. Until his retirement in 1978, Mr. Mariner
             MEETING:                               served as Chairman of the Board of Directors and Chief
                                                    Executive Officer of Hydrometals, Inc., a large conglomerate with subsidiaries engaged in the manufacture of retail
                                                    plumbing supplies, non-powered hand tools and electronic
                                                    components. Mr. Mariner currently serves as a director of
                                                    Temtex Industries, Inc., a manufacturer of energy efficient fireplaces and gas logs, Peerless Mfg. Co., a manufacturer of heavy oil and gas filtration equipment and Dyson Kissner
                                                    Moran Corp., a New York based private investment company
                                                    engaged in acquiring and operating a multitude of
                                                    manufacturing companies with additional holdings in real
                                                    estate. Mr. Mariner's term as a director expires at our 2003 annual stockholders meeting. Mr. Mariner has advised us that he intends to resign from our Board following this year's
                                                    annual stockholders meeting. Mr. Mariner is 80 years old.

                       J.V. Lentell                 Mr. Lentell has served as one of our directors since
                                                    February 1995. Mr. Lentell was employed by Kansas State Bank
                                                    & Trust Co., Wichita, Kansas, from 1966 through July 1993, serving as Chairman of the Board from 1981 through July
                                                    1993. Since July 1993, he has served as a director and Vice
                                                    Chairman of the Board of Directors of Intrust Bank, N.A.,
                                                    successor by merger to Kansas State Bank & Trust Co. Mr.
                                                    Lentell's term as a director expires at our 2003 annual
                                                    stockholders meeting. Mr. Lentell is 62 years old.

BOARD INFORMATION

       BOARD MEETINGS:    During 2000, our Board met six times, including regularly scheduled and special meetings.
                          Each director attended all meetings of the Board during his service as a director, except that each of Mr. Arnette and Mr. Berg was unable to attend one meeting after receipt of proper notice. The Board took action by unanimous written consent three times during 2000.

     BOARD COMMITTEES:    THE AUDIT COMMITTEE recommends the appointment of our independent auditors. It also approves audit reports and plans, accounting policies, audit fees and certain other expenses. The Audit Committee held two meetings in 2000. All members of the Audit Committee are "independent" as defined in the NASD listing standards. Under our Certificate of
                          Incorporation, a director elected by the holders of our Preferred Stock must be a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this proxy statement. Members: Mr. Mariner,
                          Chairman, and Messrs. Lentell and Berg.

                          THE COMPENSATION COMMITTEE manages executive officer compensation. It also administers our compensation and incentive plans, including the Long-Term Incentive Plan. The Compensation
                          Committee evaluates the competitiveness of our compensation and the performance of our
                          Chief Executive Officer. It held one regular meeting in 2000 and acted by unanimous written consent five times during 2000. All members of the Compensation Committee are non-employee directors. Under our Certificate of Incorporation, a director elected by the holders of our
                          Preferred Stock must be a member of the Compensation Committee. Members: Mr. Lentell,
                          Chairman, and Messrs. Mariner and Copses.

                          THE FINANCE COMMITTEE was created by the Board in connection with the completion of the financing of the Thorn Americas acquisition. Under our Certificate of Incorporation, the
                          Finance Committee must approve the issuance of debt and equity securities, except in limited circumstances. In certain cases the approval must be unanimous. Under our
                          Certificate of Incorporation, a director elected by the holders of our Preferred Stock must be a member of the Finance Committee. The Finance Committee did not meet during 2000.
                          Members: Messrs. Lentell, Talley, and Copses.

BOARD COMPENSATION

    RETAINER AND FEES:    Non-employee directors each received $3,000 for each Board meeting and $1,000 for each
                          Committee meeting attended in 2000, and were reimbursed for their expenses in attending such meetings. In 2001, non-employee directors will each receive $3,500 for each Board meeting and $1,000 for each committee meeting attended and will be reimbursed for their expenses in attending such meetings. Messrs. Talley, Speese, Fadel and Arnette did not receive any compensation for their services as a director during 2000.

        OPTION GRANTS:    Non-employee directors receive options to purchase 9,000 shares of our Common Stock in their first year of service as a director and options to purchase 3,000 shares of our
                          Common Stock on the first business day of each year thereafter. The exercise price of the options is the fair market value of our shares of our Common Stock on the grant date. These options vest and are exercisable immediately. Messrs. Talley, Speese, Fadel and Arnette were not granted any options for their services as a director during 2000.

       INDEMNIFICATION    As permitted by the Delaware General Corporation Law, we have adopted provisions in our
         ARRANGEMENTS:    Certificate of Incorporation and Bylaws that provide for the indemnification of our directors and officers to the fullest extent permitted by applicable law. These provisions, among other things, indemnify each of our directors and officers for certain expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by such director or officer in any action or proceeding, including any action by or in the right of
                          Rent-A-Center, on account of such director's or officer's service as our director or officer. In addition, we maintain a customary directors' and officers' liability insurance policy covering our directors and officers. We believe that these indemnification provisions are necessary to attract and retain qualified persons as directors and officers.

                               EXECUTIVE OFFICERS

The Board appoints our executive officers at the first Board meeting following our Annual Meeting of Stockholders, and updates the executive officer positions as needed throughout the year. Each executive officer serves at the behest of the Board and until their successors are elected and appointed or until the earlier of their death, resignation or removal.

The following table sets forth certain information with respect to our executive officers:


                        NAME                    AGE                           POSITION
                        ----                    ---                           --------
                        J. Ernest Talley....    66    Chairman of the Board and Chief Executive Officer
                        Mitchell E. Fadel...    43    President
                        Dana F. Goble.......    35    Executive Vice President and Chief Operating Officer
                        L. Dowell Arnette...    53    Executive Vice President -- Growth
                        Robert D. Davis.....    29    Senior Vice President -- Finance, Chief Financial
                                                      Officer and Treasurer
                        Bradley W.              40    Senior Vice President -- General Counsel
                          Denison...........
                        Anthony M. Doll.....    32    Senior Vice President
                        C. Edward Ford,         34    Senior Vice President
                          III...............
                        John H. Whitehead...    51    Senior Vice President
                        David A. Kraemer....    39    Senior Vice President
                        William C. Nutt.....    44    Senior Vice President
                        Timothy J. Stough...    45    Senior Vice President
                        Mark S. Connelly....    38    Senior Vice President
                        David G. Ewbank.....    44    Senior Vice President
                        David M. Glasgow....    32    Corporate Secretary



                        J. Ernest Talley                Mr. Talley has served as Chairman of our Board since
                                                        May 1989 and Chief Executive Officer since November
                                                        1994. Mr. Talley operated a rent-to-own business
                                                        from 1963 to 1974 in Wichita, Kansas, which he sold
                                                        to Remco (later acquired by Thorn Americas and
                                                        acquired by us as part of the Thorn Americas
                                                        acquisition) in 1974. From 1974 to 1988, he was
                                                        involved in the commercial real estate business in
                                                        Dallas, Texas. Mr. Talley co-founded Talley Lease to
                                                        Own, with his son, Michael C. Talley, in 1987 and
                                                        served as a director and Chief Executive Officer of
                                                        that company from 1988 until its merger with us on
                                                        January 1, 1995.

                        Mitchell E. Fadel               Mr. Fadel has served as our President since July
                                                        2000 and as a director since December 2000. From
                                                        November 1992 until July 2000, Mr. Fadel served as
                                                        President and Chief Executive Officer of ColorTyme.
                                                        ColorTyme was acquired by us in May 1996. From 1983
                                                        to 1991, Mr. Fadel was a regional manager for Thorn
                                                        Americas and its affiliates.

                        Dana F. Goble                   Mr. Goble has served as our Chief Operating Officer
                                                        since March 2000 and our Executive Vice President
                                                        since March 1999. From December 1996 until March
                                                        1999, Mr. Goble served as our Senior Vice President,
                                                        and from May 1995 until December 1996, Mr. Goble
                                                        served as our Regional Vice President. From April
                                                        1993 to May 1995, Mr. Goble served as regional
                                                        manager for the Detroit, Michigan area.

                        L. Dowell Arnette               Mr. Arnette has served as one of our directors since
                                                        May 1999 and as our Executive Vice President --
                                                        Growth since July 2000. Mr. Arnette served as our
                                                        President from April 1999 until July 2000. From
                                                        March 1999 until March 2000, Mr. Arnette served as
                                                        our Chief Operating Officer. From September 1996
                                                        until March 1999, Mr. Arnette served as our
                                                        Executive Vice President, and from May 1995 to
                                                        September 1996, Mr. Arnette served as our Senior
                                                        Vice President. From November 1994 to May 1995, Mr.
                                                        Arnette served as one of our Regional Vice
                                                        Presidents. From 1993 to November 1994, he served as
                                                        our regional manager responsible for the
                                                        southeastern region. From 1975 until 1993, Mr.
                                                        Arnette was an Executive Vice President of DEF
                                                        Investments, an operator of rent-to-own stores. We
                                                        acquired substantially all of the assets of DEF and
                                                        its subsidiaries in April 1993. Mr. Arnette is the
                                                        brother of Joe T. Arnette, Vice
                                                        President -- Training & Personnel of Rent-A-Center.

                        Robert D. Davis                 Mr. Davis has served as our Senior Vice President --
                                                        Finance since September 1999, our Chief Financial
                                                        Officer since March 1999 and our Treasurer since
                                                        January 1997. Between September 1998 and September
                                                        1999, Mr. Davis served as our Vice
                                                        President -- Finance and Treasurer. Between June
                                                        1997 and September 1998, Mr. Davis served as our
                                                        Treasurer. From January 1997 until June 1997, Mr.
                                                        Davis served as our Assistant Secretary and
                                                        Treasurer. Between June 1995 and January 1997, Mr.
                                                        Davis served as our Payroll Supervisor and from June
                                                        1993 to June 1995 served as an accountant for us.

                        Bradley W. Denison              Mr. Denison has served as our Senior Vice
                                                        President -- General Counsel since October 1998.
                                                        Between September 1996 and October 1998, Mr. Denison
                                                        was Vice President and Assistant General Counsel for
                                                        Thorn Americas. From August 1996 to October 1996,
                                                        Mr. Denison served as Associate General Counsel for
                                                        Thorn Americas and from June 1994 until August 1996,
                                                        served as Director and Chief Counsel for Thorn
                                                        Americas. Prior to that time, Mr. Denison served as
                                                        a Staff Attorney for Thorn Americas.

                        Anthony M. Doll                 Mr. Doll has served as one of our Senior Vice
                                                        Presidents since September 1998. From September 1996
                                                        until September 1998, Mr. Doll served as one of our
                                                        Regional Vice Presidents. Between May 1995 and
                                                        September 1996, Mr. Doll served as our regional
                                                        manager for the Detroit, Michigan area. From April
                                                        1993 to May 1995, Mr. Doll served as one of our
                                                        store managers in Michigan.

                        C. Edward Ford, III             Mr. Ford has served as Senior Vice President since
                                                        September 1998. From January 1997 until September
                                                        1998, Mr. Ford served as one of our Regional Vice
                                                        Presidents. Between November 1994 and January 1997,
                                                        Mr. Ford served as our regional manager for the
                                                        Tennessee region. From July 1993 until November
                                                        1994, Mr. Ford served as one of our store managers.

                        John H. Whitehead               Mr. Whitehead has served as one of our Senior Vice
                                                        Presidents since September 1997. Between May 1995
                                                        and September 1997, Mr. Whitehead served as one of
                                                        our Regional Vice Presidents. From July 1993 to May
                                                        1995, Mr. Whitehead served as our regional manager
                                                        for the Atlanta, Georgia area.

                        David A. Kraemer                Mr. Kraemer has served as one of our Senior Vice
                                                        Presidents since September 1998. From December 1995
                                                        until September 1998, Mr. Kraemer served as one of
                                                        our Regional Vice Presidents. Prior to that time,
                                                        Mr. Kraemer served as a Divisional Vice President
                                                        for MRTO Holdings from November 1990 until we
                                                        acquired MRTO Holdings in September 1995.

                        William C. Nutt                 Mr. Nutt has served as one of our Senior Vice
                                                        Presidents since May 1998. Between December 1995 and
                                                        May 1998, Mr. Nutt served as one of our Regional
                                                        Vice Presidents. From December 1992 through December
                                                        1995, Mr. Nutt served as our regional manager for
                                                        the Northeast Ohio area.

                        Timothy J. Stough               Mr. Stough has served as one of our Senior Vice
                                                        Presidents since February 2000. From September 1998
                                                        until February 2000, Mr. Stough served as one of our
                                                        Regional Directors. From January 1998 until
                                                        September 1998, Mr. Stough served as a Regional
                                                        Director of Thorn Americas, overseeing stores from
                                                        South Carolina to Vermont. From 1987 to 1998, Mr.
                                                        Stough served as a Market Manager for Thorn Americas
                                                        in North Carolina, South Carolina and Tennessee.

                        Mark S. Connelly                Mr. Connelly has served as one of our Senior Vice
                                                        Presidents since September 1999. Between June 1998
                                                        and September 1999, Mr. Connelly served as one of
                                                        our Regional Vice Presidents. Between February 1998
                                                        and May 1998, Mr. Connelly served as a Division
                                                        Manager of Central Rents. From October 1997 to
                                                        February 1998, Mr. Connelly acted as Director of
                                                        Operations/Acquisitions of Spin Cycle, a start-up
                                                        chain of coin-operated laundromats. From April 1997
                                                        to October 1997, Mr. Connelly was a group manager
                                                        with Rent Mart, a rent-to-own subsidiary of The
                                                        Associates. From June 1996 through March 1997, Mr.
                                                        Connelly was the Vice President-Operations of Trans
                                                        Texas Capital, a franchisee of ColorTyme. From
                                                        January 1995 to May 1995, Mr. Connelly served as the
                                                        Midwest area manager of Remco America.

                        David G. Ewbank                 Mr. Ewbank has served as one of our Senior Vice
                                                        Presidents since August 2000. From August 1999 until
                                                        August 2000, Mr. Ewbank served as one of our
                                                        Regional Directors. From October 1997 through August
                                                        1999, Mr. Ewbank served as one of our market
                                                        managers. From August 1996 until October 1997, Mr.
                                                        Ewbank served as a store manager. Prior to joining
                                                        us in August 1996, Mr. Ewbank served as a store
                                                        manager for First Cash Pawn.

                        David M. Glasgow                Mr. Glasgow has served as our Corporate Secretary
                                                        since June 1995. Between June 1995 to June 1997, Mr.
                                                        Glasgow served as our Corporate Secretary and
                                                        Treasurer. From March 1995 to June 1995, Mr. Glasgow
                                                        served as our accounting operations supervisor, and
                                                        from June 1993 to March 1995, Mr. Glasgow served as
                                                        one of our accountants.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                  THE  In February 1995, our Board established the
           COMMITTEE:  Compensation Committee to review and approve the compensation levels for our members of senior management, evaluate the performance of senior management, consider management succession and consider any related matters for us. The
                       Compensation Committee is charged with reviewing with our Board in detail all aspects of compensation for our executive officers.

              OVERALL We have developed a compensation program for PHILOSOPHY AND executives and key employees designed to meet the
          OBJECTIVES:  following goals:

                       - reward performance that increases the value of your stock;
                       - attract, retain and motivate executives and key employees with competitive compensation opportunities;
                       -  build and encourage ownership of our shares;
                       - balance short-term and long-term strategic goals; and
                       - address the concerns of our stockholders, employees, the financial community and the general public.

                       To meet these objectives, we reviewed competitive compensation data and implemented the base salary and annual and long-term incentive programs discussed below.

            EXECUTIVE  The available forms of executive compensation
        COMPENSATION:  include base salary, cash bonus awards and
                       incentive stock options, restricted stock awards and stock appreciation rights. Our performance is a key consideration in determining executive compensation. However, our compensation policy recognizes that stock price performance is only one measure of performance and, given industry business conditions and our long-term strategic direction and goals, it may not necessarily be the best current measure of executive performance.
                       Therefore, our compensation policy also gives consideration to the achievement of specified business objectives when determining executive officer compensation. An additional achievement of the Compensation Committee has been to offer officers equity compensation in addition to salary in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

                       Compensation paid to executive officers is based upon a company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers. Stock option awards in fiscal year 2000 were used to reward certain officers and to retain them through the potential of capital gains and equity buildup in Rent-A-Center. The number of stock options granted is determined by the subjective evaluation of the officer's ability to influence our long term growth and profitability. Stock options granted to our senior management have been granted only pursuant to our Long-Term Incentive Plan. The
                       Board believes the award of options represents an effective incentive to create value for the stockholders.

                  CEO  Mr. Talley's base salary as our Chief Executive
        COMPENSATION:  Officer for fiscal year 2000 was $500,000. In
                       January 2001, we increased his base salary approximately 10% to $550,000 in order to raise his salary to a level the Compensation Committee deemed to be commensurate with the Chief Executive
                       Officer's position at comparable publicly owned companies and in recognition of his increased responsibilities associated with our growth. In determining the compensation of Mr. Talley, the Compensation Committee considered Mr. Talley's performance, his compensation history and other subjective factors. The Compensation Committee believes that the Chief Executive Officer's 2000 and 2001 compensation level is justified by Rent-A-Center's financial progress and performance against the goals set by the Compensation
                       Committee.

                                                    COMPENSATION COMMITTEE
                                                    J. V. Lentell
                                                    Joseph V. Mariner, Jr.
                                                    Peter P. Copses

                              PERFORMANCE GRAPH(1)
                  Comparison of Cumulative Total Return Among
  Rent-A-Center, Nasdaq Stock Market -- Market Index and Rent-A-Center's "Peer
                                   Group"(2)

[PERFORMANCE GRAPH]

                                                      RENT-A-CENTER                PEER GROUP                    NASDAQ
                                                      -------------                ----------                    ------
12/29/95                                                 100.00                      100.00                      100.00
12/31/96                                                 105.45                      118.94                      124.27
12/31/97                                                 149.09                      201.04                      152.00
12/31/98                                                 230.91                      191.30                      214.39
12/31/99                                                 144.09                      181.90                      378.12
12/31/00                                                 250.91                      111.43                      237.66

(1) Assumes $100 invested on December 29, 1995 and dividends reinvested. Historical performance does not necessarily predict future results.

(2) Because of the consolidation in the rent-to-own industry, our peer group has changed since December 29, 1995. Our peer group for the 2000 fiscal year consists of Aaron Rents, Inc., Bestway, Inc., Heilig Meyers Company, RentWay, Inc., and Rainbow Rentals, Inc.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

            SUMMARY OF  The following table summarizes the compensation we paid the
         COMPENSATION:  Chairman and Chief Executive Officer and each of the four other most highly compensated executive officers at the end of 2000, based on salary, bonus and stock option grants.

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                                             ANNUAL            ------------
                                                                         COMPENSATION(1)        SECURITIES
                        NAME &                                        ---------------------     UNDERLYING
                        PRINCIPAL POSITION                            SALARY($)    BONUS($)     OPTIONS(#)
                        ------------------                            ---------    --------    ------------
                        J. Ernest Talley....................  2000    $500,000          --            --
                          Chairman of the Board &             1999     400,000          --       100,000(2)
                          Chief Executive Officer             1998     280,000          --            --
                        Mitchell E. Fadel...................  2000    $315,000     $76,600        35,000(3)
                          President                           1999     245,000     121,200         5,000(4)
                                                              1998     235,000     104,000            --
                        L. Dowell Arnette...................  2000    $265,000     $17,370            --
                          Executive Vice President --         1999     248,000      15,250        25,000(5)
                          Growth                              1998     190,000      16,000        15,000(6)
                        Bradley W. Denison..................  2000    $235,000     $17,370            --
                          Senior Vice President &             1999     235,000      15,250            --
                          General Counsel                     1998      58,000(7)  211,000(8)     50,000(9)
                        Dana F. Goble.......................  2000    $233,000     $17,370            --
                          Executive Vice President            1999     176,000      15,250        20,000(10)
                          & Chief Operating Officer           1998     125,000      15,865            --

                  ------------------------------

                   (1) The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites or other benefits the aggregate cost of which did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each such officer.

                   (2) In December 1999, Mr. Talley was granted 100,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. Of these 100,000 options, 20,189 vest over four years and expire five years from the date of grant. The remaining 79,811 options vest over four years and expire 10 years from the date of grant.

                   (3) In July 2000, Mr. Fadel was granted 35,000 options to
                       purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

                   (4) In December 1999, Mr. Fadel was granted 5,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

                   (5) In January 1999, Mr. Arnette was granted 15,000 options to purchase our Common Stock on a one-for-one basis and, in December 1999, was granted an additional 10,000 options to purchase our Common Stock on a one-for-one basis, all pursuant to our Long-Term Incentive Plan. The options each vest over four years and expire 10 years from the date of grant.

                   (6) In July 1998, Mr. Arnette was granted 15,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of the grant.

                   (7) Mr. Denison was employed by Thorn Americas, Inc. prior to our acquisition of Thorn Americas. This amount reflects the portion of Mr. Denison's 1998 salary paid by us.

                   (8) Pursuant to the Thorn Americas acquisition, Mr. Denison received change of control payments under benefit plans that Thorn Americas had in place. The Thorn Americas purchase price was reduced by the change-of-control payments. This amount reflects the change-of-control payments made to Mr. Denison, which were paid by us.

                   (9) In September 1998, Mr. Denison was granted 50,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over various periods and upon the achievement of various objectives. The options expire 10 years from the date of the grant.

                  (10) In January 1999, Mr. Goble was granted 10,000 options to purchase our Common Stock on a one-for-one basis and in December 1999, was granted an additional 10,000 options to purchase our Common Stock on a one-for-one basis, all pursuant to our Long-Term Incentive Plan. The options each vest over four years and expire 10 years from the date of grant.

 STOCK OPTIONS GRANTED  The following table lists our grants during 2000 of stock
              IN 2000:  options to the officers named in the Summary Compensation
                        Table. The amounts shown as potential realizable values rely on arbitrarily assumed rates of share price appreciation
                        prescribed by the SEC. In assessing those values, please
                        note that the ultimate value of the options, as well as your shares, depends on actual future share values. Market
                        conditions and the efforts of the directors, the officers
                        and others to foster the future success of Rent-A-Center can influence those future share values.

                                                                                                      POTENTIAL REALIZABLE
                                                                                                        VALUE AT ASSUMED
                                                     NUMBER OF      % OF                               ANNUAL STOCK PRICE
                                                     SECURITIES     TOTAL                               APPRECIATION FOR
                                                     UNDERLYING    GRANTED                               OPTION TERM(1)
                                                      OPTIONS     IN FISCAL   EXERCISE   EXPIRATION   ---------------------
                        NAME                         GRANTED(2)     2000       PRICE        DATE         5%         10%
                        ----                         ----------   ---------   --------   ----------   --------   ----------
                        J. Ernest Talley...........        --        N/A          N/A          N/A         N/A          N/A
                        Mitchell E. Fadel..........    35,000        2.0%      22.375(3)  07/24/10    $492,503   $1,248,100
                        L. Dowell Arnette..........        --        N/A          N/A          N/A         N/A          N/A
                        Bradley W. Denison.........        --        N/A          N/A          N/A         N/A          N/A
                        Dana F. Goble..............        --        N/A          N/A          N/A         N/A          N/A

                  ---------------------------------

                   (1) These amounts represent certain assumed rates of
                       appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of our Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                   (2) Options are exercisable at 25% per year, beginning one year from the date of grant.

                   (3) The exercise price was fixed at the date of the grant and represented the fair market value per share of Common Stock on such date.

 2000 OPTION HOLDINGS:    The following table contains the number of shares received, and the dollar value realized, upon the exercise of options by our named executive officers during 2000, as well as values for "in the money" options, meaning a positive spread between the year-end share price of $34.50 and the exercise price for the options held by our named executive officers. These values have not been, and may never be, realized. The options might never be exercised, and the value, if any, will depend on the share price on the exercise date.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                AND FISCAL YEAR END OPTION VALUES

                                                                          NUMBER OF          VALUE OF UNEXERCISED
                                                SHARES               UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                               ACQUIRED              AT FISCAL YEAR END       AT FISCAL YEAR END
                                                  ON       VALUE       EXERCISABLE(E)/          EXERCISABLE(E)/
                        NAME                   EXERCISE   REALIZED    UNEXERCISABLE(U)        UNEXERCISABLE(U)(1)
                        ----                   --------   --------   -------------------   -------------------------
                        J. Ernest Talley.....       --         N/A   24,999(E)  75,001(U)  $357,173(E)  $1,071,577(U)
                        Mitchell E. Fadel....       --         N/A    8,750(E)  41,250(U)  $169,260(E)  $  529,753(U)
                        L. Dowell Arnette....       --         N/A   28,750(E)  26,250(U)  $514,169(E)  $  200,156(U)
                        Bradley W. Denison...       --         N/A   17,500(E)  32,500(U)  $140,000(E)     260,000(U)
                        Dana F. Goble........   15,000    $379,950    8,750(E)  16,250(U)  $122,169(E)  $  165,306(U)

                  ------------------------------

                  (1) The closing market price of our Common Stock on December
                      29, 2000 of $34.50, as reported on the Nasdaq National Market of the Nasdaq Stock Market, Inc., was used in the calculation to determine the value of unexercised options.

EMPLOYMENT AGREEMENTS


          MR. DENISON:    We are a party to an employment agreement with Bradley W. Denison dated October 1,
                          1998, naming Mr. Denison our Senior Vice President -- General Counsel effective on
                          October 5, 1998. The employment agreement provides for an annual salary of $235,000 plus bonus and a severance amount equal to one year's salary in the event of termination. Mr. Denison received options to purchase 50,000 shares of our Common Stock under our Long-Term Incentive Plan at an exercise price of $26.50 per share. Of the
                          50,000 options granted, 17,500 were exercised during 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         INTRUST BANK:    J.V. Lentell, one of our directors, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of our lenders. Intrust Bank, N.A. was a $4,649,614 participant in our senior credit facility as of March 22, 2001. We also maintain a
                          $5,000,000 revolving line of credit with Intrust Bank, N.A. Although from time to time we may draw funds from the revolving line of credit, no funds were advanced as of March
                          22, 2001. In addition, Intrust Bank, N.A. serves as trustee of the Company's 401(k)
                          plan.

             PORTLAND/    In June 2000 we purchased Portland II RAC, Inc. and Wilson Enterprises of Maine, Inc.,
          WILSON/CTME,    each of which are our franchisees, for $19.4 million in cash based upon a purchase
                  LLC:    formula established at the time of the Thorn Americas acquisition. Mr. Fadel held approximately 15% of the stock of each of the franchisees and received $1,833,046 in cash as a result of the purchase. In July 2000, Mr. Fadel's partners purchased his
                          33 1/3% interest in CTME, LLC, another of our franchisees, for $37,500. Mr. Fadel no longer owns an interest in any ColorTyme franchisees.

                APOLLO    On August 5, 1998, affiliates of Apollo Management IV, L.P. purchased $250 million of
            MANAGEMENT    our Preferred Stock. Pursuant to the stock purchase agreement we entered into with
             IV, L.P.:    affiliates of Apollo Management IV, L.P., the affiliates of Apollo Management IV, L.P.
                          have voting control of 100% of our Preferred Stock, which gives them the right to elect two individuals to our Board. Messrs. Berg and Copses currently serve as such directors on our Board.

             COMMITTEE    None of our executive officers served as a member of the compensation or similar
           INTERLOCKS:    committee or as a member of the Board of Directors of any other entity of which an executive officer served on the Compensation Committee or Board of Rent-A-Center.

                        PROPOSALS FOR STOCKHOLDER ACTION

1. ELECTION OF DIRECTORS

      BOARD NOMINEES:    Our Board has nominated J. Ernest Talley to be
                         reelected by all of the stockholders and Mitchell
                         E. Fadel to be elected by all of the stockholders.
                         Our Board has also nominated Peter P. Copses to be
                         reelected by the holders of our Preferred Stock.
                         We urge you to vote "FOR" Messrs. Talley, Fadel
                         and Copses.


2. APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION



             GENERAL:    Currently, our Amended and Restated Certificate of
                         Incorporation authorizes the issuance of
                         50,000,000 shares of Common Stock with a par value of $.01 per share. In March 2001, the Board adopted a proposal to amend our Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 50,000,000 shares to 125,000,000 shares, subject to stockholder approval of the amendment. The
                         Board has declared the proposed amendment to be advisable and has submitted the proposed amendment to be voted on by the stockholders at the annual meeting. We urge you to vote "FOR" the approval of this amendment.

  PROPOSED AMENDMENT:    On March 22, 2001, of the 50,000,000 authorized
                         shares of Common Stock, a total of approximately
                         25,145,800 shares were outstanding. Additionally,
                         approximately 18,288,000 shares were reserved for
                         potential issuance in connection with our
                         obligations to issue stock in connection with our
                         Long-Term Incentive Plan and other outstanding
                         options, in connection with the conversion of
                         outstanding shares of Preferred Stock and in
                         connection with a pending public offering. Based
                         upon these outstanding and reserved shares of
                         Common Stock, we currently have approximately
                         6,566,200 shares remaining available for other
                         purposes.

                         The following is the text of the first paragraph of Article Fourth of our Amended and Restated
                         Certificate of Incorporation, including the proposed amendment:

                         FOURTH: The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 125,000,000 shares of common stock, having a par value of $0.01 per share (the "Common
                         Stock"), and 5,000,000 shares of preferred stock, having a par value of $0.01 per share (the
                         "Preferred Stock").

PURPOSE AND EFFECT OF    We believe that the availability of additional
  PROPOSED AMENDMENT:    authorized but unissued shares will provide us
                         with the flexibility to issue Common Stock for a
                         variety of corporate purposes, including:
                           -  to effect future stock splits in the form of
                              stock dividends;
                           -  to make acquisitions through the use of
                              stock;
                           -  to raise equity capital; and
                           -  to adopt additional employee benefit plans or
                              reserve additional shares for issuance under
                              these plans and under plans of acquired
                              companies.

                         The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of these purposes.

                         The Board believes that we will benefit by having the additional shares available for such purposes without delay or the necessity of a special meeting of stockholders. We have no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock which would be authorized by the proposed amendment.

                         If the proposed amendment is approved by the stockholders, the additional shares generally will be available for issuance from time to time by the Board without further action by the stockholders.
                         Stockholder approval of these issuances may be required by applicable law, regulatory agencies or by the rules of any stock exchange on which our securities may then be listed, but in most instances the Board will have the authority to issue or reserve for issuance additional shares of Common Stock without the approval of the stockholders.

                     In addition, stockholders do not have preemptive rights with respect to our Common Stock. Thus, should the Board elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase the shares. If the Board elects to issue additional shares of Common Stock, the issuance could have a dilutive effect on the earnings per share, book value per share, voting power and interest of current stockholders.

                     The proposal could have an anti-takeover effect, although that is not our intention. For example, if we were the subject of a hostile takeover attempt, we could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover.
                     The availability of this defensive strategy could discourage unsolicited takeover attempts, thereby limiting the opportunity for stockholders to realize a higher price for their shares than is generally available in the public markets. The
                     Board is not aware of any attempt, or contemplated attempt, to acquire control of our company, and this proposal is not being presented with the intent that it be used as a type of anti-takeover device.

                     If the proposed amendment is adopted, it will become effective upon filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. However, if the stockholders approve the proposed amendment to our Amended and Restated Certificate of Incorporation, the Board retains discretion under Delaware law not to implement the proposed amendment. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

3. APPROVAL OF THE AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN

INFORMATION CONCERNING THE PLAN


             GENERAL: In March 2001, the Board, subject to stockholder approval, amended our Long-Term Incentive Plan to increase the number of common shares reserved for issuance under the Plan from 6,200,000 to 7,900,000 and to reduce the amount of shares of common stock reserved for issuance under director options and employee stock awards, all for the purpose of retaining and recruiting quality employees in order to achieve our growth plans. A copy of the Plan is attached to this Proxy as Exhibit B. We urge you to vote "FOR" the approval of these amendments.

   DESCRIPTION OF THE    Under the Plan, officers, directors, employees and
  LONG-TERM INCENTIVE    independent contractors are eligible to receive
                PLAN:    awards in the form of stock options, stock
                         appreciation rights, restricted stock grants and
                         cash awards.

                         If the Plan amendment is approved, there will be a total of 7,900,000 shares of our Common Stock that may be issued under the Plan for employee awards, director options and independent contractor options granted wholly or partly in Common Stock, including rights or options which may be exercised for or settled in Common Stock. Of the 7,900,000 shares, 210,000 are set aside for issuance pursuant to director options and 31,250 are set aside for stock awards. The Compensation Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3 under the Securities
                         Exchange Act.

ADMINISTRATION OF THE    The Plan is administered by the Compensation
  LONG-TERM INCENTIVE    Committee of our Board of Directors. The members
                PLAN:    of the Committee may be changed by the Board at
                         any time as long as the composition of the
                         Committee still permits the Plan to comply with
                         Rule 16b-3 under the Exchange Act. The Committee
                         is presently comprised of Messrs. J. V. Lentell,
                         Joseph V. Mariner, Jr. and Peter P. Copses. Our
                         members of the Board serve three-year terms. Mr.
                         Copses' term expires at this year's annual
                         stockholders meeting, and Messrs. Lentell's and
                         Mariner's term will expire at our 2003 annual
                         stockholders meeting. Mr. Mariner has advised us
                         that he intends to resign from our Board following
                         this year's annual stockholders meeting.

                         The Committee has full and exclusive power to interpret the Plan and to adopt any rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper in the best interests of Rent-A-Center and in keeping with the objectives of the Plan. The Committee is permitted, in its discretion, to

                         - provide for the extension of the exercisability of an employee award, a director option or an independent contractor option;

                         - accelerate the vesting or exercisability of an employee award, a director option or an independent contractor option;

                         -  eliminate or make less restrictive any
                            restrictions contained in an employee award, a director option or an independent contractor option;

                         - waive any restriction or other provision of an employee award, a director option or an independent contractor option; or

                         - otherwise amend or modify an employee award, a director option or an independent contractor option in any manner that is either (a) not adverse to the participant holding the employee award, director option or independent contractor option, or (b) consented to by the participant.

                         The Committee has the authority to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any employee award, director option or independent contractor option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision made by the Committee in the interpretation and administration of the Plan is final, conclusive and binding on all parties concerned. The Committee is permitted to delegate to the Chief Executive Officer and to other senior officers of Rent-A-Center its duties under the Plan. However, the Committee is not permitted to delegate any person the authority to grant employee awards, director options or independent contractor options to, or take other action with respect to, participants who are subject to
                         Section 16 of the Exchange Act.

                         The Board has the authority to amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that

                         - no amendment or alteration that would impair the rights of any participant under any employee award, director option or independent contractor option previously granted to the participant will be made without the participant's consent, and

                         - no amendment or alteration will be effective prior to approval by our stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by that rule to any employee award, director option or independent contractor option then outstanding, unless the holder of such employee award, director option or independent contractor option consents, or to the extent stockholder approval is otherwise required by applicable legal requirements.

                         The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

  PARTICIPANTS IN THE    All of our employees and those of our subsidiaries
  LONG-TERM INCENTIVE    are eligible for employee awards under the Plan.
                PLAN:    The Committee selects the employees as
                         participants in the Plan from time to time by the
                         grant of employee awards under the Plan. The
                         Committee will determine the type or types of
                         awards to be made to employees under the Plan. Our
                         non-employee directors are entitled to receive
                         director options under the Plan. Directors options
                         are nonqualified stock options granted to each
                         eligible director on the first business day of
                         each year, providing for the purchase of 9,000
                         shares of our Common Stock in the first year of
                         service and 3,000 shares each year thereafter. The
                         Committee may, in its discretion, also grant
                         independent contractor options to independent
                         contractors. All independent contractor options
                         are nonqualified stock options. Each employee
                         award, director option and independent contractor
                         option is made by a written agreement, which
                         contains the terms, conditions and limitations of
                         the employee award, director option or independent
                         contractor option.

     AWARDS UNDER THE    An employee award may consist of
  LONG-TERM INCENTIVE
                PLAN:    -  a right to purchase a specified number of
                            shares of our Common Stock at a price specified by
                            the Committee in the agreement;

                         - a stock option, which is subject to applicable terms, conditions and limitations established by the Committee and, if the stock option is an incentive stock option, which complies with
                            Section 422 of the Internal Revenue Code;

                         - a right to receive a payment, in cash or shares of our Common Stock, equal to the excess of the fair market value or other specified valuation of a specified number of shares of our Common
                            Stock on the date the stock appreciation right is exercised over a specified strike price as set forth in the applicable agreement; or

                         -  shares of our Common Stock or may be
                            denominated in units of our Common Stock.

                         All or part of any stock employee award may be subject to conditions established by the Compensation Committee and set forth in the applicable agreement. These conditions may include, but are not limited to,

                         -  continuous service with us or our subsidiaries;

                         -  achievement of specific business objectives;

                         -  increases in specified indices; and

                         - attaining specified growth rates and other comparable measurements of performance.

                         These employee awards may be based on fair market value or other specified valuations. The certificates evidencing shares of our Common Stock issued in connection with a stock employee award will contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable to the employee award.

                         An employee award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the applicable agreement. These restrictions and conditions may include

                         -  continuous service with us;

                         -  achievement of specific business objectives;

                         -  increases in specified indices;

                         -  attaining specified growth rates; and

                         -  other comparable measurements of performance.

                         Payment of employee awards may be made in the form of cash or newly issued shares of our Common Stock or combinations thereof and may include such restrictions as the Compensation Committee shall determine including, in the case of shares of our Common Stock, restrictions on transfer and forfeiture provisions.

                         The Committee may, in its discretion, (A) permit selected participants to elect to defer payments of some or all types of employee awards in accordance with procedures established by the Committee, or (B) provide for the deferral of an employee award in an agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the participant or specified by the applicable agreement or by the Committee, may be forfeited if and to the extent that the applicable agreement so provides.

                         Dividends or dividend equivalent rights may be extended to and made part of any employee award denominated in shares of our Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in shares of our Common Stock.

                         At the discretion of the Committee, a participant may be offered an election to substitute an employee award for another employee award of the same or different type.

                         The price at which shares of our Common Stock may be purchased under a stock option must be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering shares of our Common Stock or surrendering all or part of that or any other employee award, including restricted stock, valued at the fair market value on the date of exercise, or any combination thereof. If permitted by the Committee, payment may be made by successive exercises by the participant. The Committee may provide for procedures to permit the exercise or purchase of employee awards, director options or independent contractor options by (A) loans from us, or (B) use of the proceeds to be received from the sale of shares of our Common Stock issuable pursuant to an employee award, a director option or independent contractor option.

TAX EFFECTS OF PARTICIPATION IN THE LONG-TERM INCENTIVE PLAN

                         The following briefly summarizes the federal income tax consequences arising from participation in the Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Plan may vary depending upon each person's particular situation and, therefore, may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, or the effects, if any, of any local, federal gift, estate, or inheritance taxes, or the consequences thereunder, that may result from the acquisition, holding, or disposition of shares of our Common Stock issued under the terms of the Plan.

                         We have the right to deduct applicable taxes from any employee award, director option or independent contractor option and withhold, at the time of delivery or vesting of cash shares of our Common
                         Stock under the Plan, an appropriate amount of cash or number of shares of our Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in our opinion to satisfy all obligations for withholding of such taxes. The
                         Committee may also permit withholding to be satisfied by the transfer to us of shares of our Common Stock owned by the holder of the employee award, director option or independent contractor option with respect to which withholding is required. If shares of our Common Stock are used to satisfy tax withholding, those shares shall be valued based on the fair market value when the tax withholding is required to be made.

 PARTICIPANTS SUBJECT    The Plan is intended to comply with the
  TO SECTION 16(b) OF    requirements of Rule 16b-3 promulgated under the
    THE EXCHANGE ACT:    Exchange Act relating to rules for our directors,
                         officers and 10% stockholders. Therefore, because
                         the acquisition of shares of our Common Stock will
                         not be deemed to be a "purchase" for purposes of
                         Section 16(b) of the Exchange Act, a sale of
                         shares of our Common Stock by a Plan participant
                         within six months after the date of exercise of an
                         option or SAR, or the date restrictions on a
                         restricted stock award lapse, should not
                         necessarily subject the Plan participant to
                         liability under Section 16(b) of the Exchange Act.
                         However, because the sale of shares of our Common
                         Stock can still be "matched" with other purchases,
                         if a Plan participant has purchased shares of our
                         Common Stock or a right to acquire shares of our
                         Common Stock which is considered a "purchase" for
                         purposes of Section 16(b) within six months before
                         the date of exercise of an option or SAR, or the
                         date restrictions on a restricted stock award
                         lapse, the Plan participant may have short-swing
                         liability under Section 16(b) if he or she were to
                         sell shares of our Common Stock within six months
                         after the date of the interim purchase. The IRS
                         has not yet formally taken a position about the
                         tax consequences of this fact situation. However,
                         because an interim purchase would trigger
                         liability upon the sale of shares of our Common
                         Stock within six months after the interim
                         purchase, the shares of our Common Stock may be
                         treated as subject to a "substantial risk of
                         forfeiture" under Section 83(c) of the Internal
                         Revenue Code and not transferable and, therefore,
                         substantially non-vested. The following discussion
                         assumes either that no interim purchases were made
                         or that interim purchases do not cause shares of
                         our Common Stock to be substantially non vested
                         for Plan participants subject to Rule 16b-3. Plan
                         participants subject to Rule 16b-3 should consult
                         with a tax advisor.

         NONQUALIFIED    A Plan participant will not recognize taxable
                STOCK    income upon the grant of a nonqualified stock
             OPTIONS:    option. The federal income tax consequences to a
                         Plan participant of exercising a nonqualified
                         stock option will vary depending on whether the
                         shares of our Common Stock received upon the
                         exercise of such option are either "substantially
                         vested" or "substantially non-vested" within the
                         meaning of Section 83 of the Internal Revenue
                         Code. Generally, such shares will be
                         "substantially non-vested" if they are both
                         non-transferable and subject to a substantial risk
                         of forfeiture, and will be "substantially vested"
                         if they are either transferable or not subject to
                         a substantial risk of forfeiture. A Plan
                         participant generally should not recognize
                         compensation income upon exercising a nonqualified
                         stock option for shares that are "substantially
                         non-vested" until such shares become
                         "substantially vested." A Plan participant who
                         wishes to recognize compensation income at the
                         time of the exercise of such an option, rather
                         than when the shares become "substantially
                         vested," must file an election under Section 83(b)
                         of the Internal Revenue Code.

                         A Section 83(b) election is made by filing a written notice with the IRS office with which the Plan participant files his or her federal income tax return. The notice must be filed within 30 days of the Plan participant's receipt of the shares of our Common Stock related to the applicable award and must meet certain technical requirements.

     Taxation of Plan    Upon the exercise of a nonqualified stock option,
         Participants    a Plan participant will most likely receive stock
                         that is substantially vested. Therefore, the Plan
                         participant will recognize ordinary income upon
                         the exercise of the nonqualified stock option in
                         an amount equal to the excess of the fair market
                         value of the shares of our Common Stock received
                         on the date of exercise over the exercise price.

    Company Deduction    We will be entitled to a corresponding deduction
                         equal to the amount recognized as income by a Plan
                         participant at the time such amount is recognized
                         by the Plan participant, provided that the Plan
                         participant's compensation is reasonable in
                         amount, and otherwise within statutory
                         limitations.

                Basis The Plan participant's basis in the shares of our Common Stock acquired upon the exercise of a nonqualified stock option will be the exercise price plus the amount of ordinary income recognized by the Plan participant with respect to those shares of Common Stock, assuming the exercise price is paid solely in cash. The tax basis in the shares of our Common Stock for which the exercise price is paid in stock, if permitted by the Committee pursuant to the Plan, is discussed below under the caption "Tax
                         Implications Related to the Exercise of Stock
                         Options with Rent-A-Center Common Stock."

   Subsequent Sale or    Upon the sale or other disposition of the shares
       Disposition of    of our Common Stock acquired upon the exercise of
         Common Stock    a nonqualified stock option, a Plan participant
                         will recognize taxable income, or a deductible
                         loss, equal to the difference between the amount
                         realized on the sale or disposition and the Plan
                         participant's basis in the shares of our Common
                         Stock. The Plan participant's gain or loss will be
                         taxable as a capital gain or deductible as a
                         capital loss provided the shares constitute a
                         capital asset in the hands of the Plan
                         participant. The type of capital gain or loss will
                         depend upon the holding period of the shares of
                         our Common Stock. If the shares of our Common
                         Stock are held for twelve months or less, there
                         will be a short-term capital gain or loss on sale
                         or disposition. Finally, if the shares of our
                         Common Stock are held for more than twelve months,
                         there will be long-term capital gain or loss on
                         sale or disposition.

            INCENTIVE    Incentive stock options may be granted only to our
                STOCK    employees and employees of our subsidiaries.
             OPTIONS:
                         An employee will not recognize any taxable income
                         upon the grant of an incentive stock option. An
                         employee also will not recognize any taxable
                         income upon the exercise of an incentive stock
                         option provided that the employee (A) was an
                         employee at all times beginning on the date the
                         option was granted and ending on the date three
                         months before the option was exercised, or one
                         year in the case of a disabled employee, and (B)
                         holds our Common Stock related to the option for
                         at least two years after the date the option was
                         granted and for at least one year after the date
                         the option was exercised.

          Alternative    The exercise of an incentive stock option will
          Minimum Tax    result, however, in an item of income for purposes
                         of determining the alternative minimum tax.
                         Liability for tax under the alternative minimum
                         tax rules will arise only if the employee's tax
                         liability determined under the alternative minimum
                         tax rules exceeds the employee's tax liability
                         determined under the ordinary income tax rules.
                         The exercise of an incentive stock option will
                         give rise to an item of alternative minimum tax
                         income to an employee in an amount equal to the
                         excess of the fair market value of the shares of
                         our Common Stock received on the date the option
                         is exercised over the exercise price. Plan
                         participants who exercise incentive stock options
                         and receive shares of our Common Stock that are
                         subject to a substantial risk of forfeiture within
                         the meaning of Section 83(c) of the Internal
                         Revenue Code are urged to consult their tax
                         advisor concerning the application of the
                         alternative minimum tax rules.

    Company Deduction    We will not be entitled to a deduction for federal
                         income tax purposes with respect to the grant of
                         an incentive stock option to an employee under the
                         Plan, the exercise of such option by the employee,
                         or the sale of the shares of our Common Stock
                         acquired through the exercise of such option by
                         the employee subsequent to the expiration of the
                         holding period.

                Basis The employee's tax basis in the shares of our Common Stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the shares of our Common Stock for which the exercise price is paid in stock, if permitted by the Committee pursuant to the Plan, is discussed below under the caption "Tax Implications Related to the Exercise of Stock Options With Rent-A-Center
                         Common Stock."

   Subsequent Sale or    If the shares of our Common Stock acquired upon
    Disposition after    the exercise of an incentive stock option are sold
       Holding Period    after the expiration of the holding period, which
                         is one year after grant and two years after
                         exercise, upon the sale of such shares of our
                         Common Stock, the employee will recognize a
                         long-term capital gain, or loss, in an amount
                         equal to the excess, or deficiency, of the sales
                         price over the employee's basis, provided the
                         shares are held as a capital asset by the
                         employee.

        Disqualifying    If the shares of our Common Stock acquired upon
       Disposition by    the exercise of an incentive stock option are sold
            Employees    before the expiration of the holding period, the
                         employee will recognize ordinary income in an
                         amount equal to the lesser of (A) the excess of
                         the fair market value of the shares of our Common
                         Stock on the date of exercise over the exercise
                         price, or (B) the amount realized on the sale of
                         such stock over the exercise price.

         Capital Gain    If the amount realized by an employee on the sale
                         of the shares of our Common Stock exceeds the fair
                         market value of such shares on the date of
                         exercise, the excess will be taxed to the employee
                         as a short-term or long-term capital gain,
                         provided that the employee held the shares of our
                         Common Stock as a capital asset.

    Company Deduction    Upon the occurrence of a disqualifying
                         disposition, we will be entitled to a deduction
                         for federal income tax purposes equal to the
                         amount of ordinary income recognized by the
                         employee, provided that the employee's
                         compensation is reasonable and is otherwise within
                         statutory limitations.

  Alternative Minimum    If an employee exercises an incentive stock option
                  Tax    and sells the shares of our Common Stock related
                         thereto in a disqualifying disposition in the same
                         taxable year, the tax treatment for purposes of
                         ordinary income tax and alternative minimum tax
                         will be the same, resulting in no additional
                         alternative minimum tax liability. Conversely, if
                         the employee sells shares of our Common Stock in a
                         disqualifying disposition in a tax year subsequent
                         to the tax year in which the incentive stock
                         option was exercised, the employee will recognize
                         alternative minimum tax income, as determined
                         above, in the first taxable year, and ordinary
                         taxable income, but not alternative minimum tax
                         income, in the year in which the disposition was
                         made.

   Exercise Following    Under certain circumstances, shares of our Common
     Employee's Death    Stock acquired upon exercise of an incentive stock
                         option following the employee's death will receive
                         the tax treatment described herein without regard
                         to the holding period requirement.

     TAX IMPLICATIONS    The Plan permits, subject to the discretion of the
       RELATED TO THE    Committee, the exercise price of stock options to
    EXERCISE OF STOCK    be paid with shares of our Common Stock owned by
         OPTIONS WITH    the Plan participant. The Committee does not
 RENT-A-CENTER COMMON    presently intend to allow the use of shares of our
               STOCK:    Common Stock that are substantially non-vested,
                         i.e., nontransferable or subject to a substantial
                         risk of forfeiture and for which a Section 83(b)
                         election has not been filed, to pay the exercise
                         price of a stock option. Therefore, only shares of
                         our Common Stock that are substantially vested may
                         be used to pay the exercise price of a stock
                         option.

   Nonqualified Stock    If a Plan participant pays the exercise price of a
              Options    nonqualified stock option with shares of our
                         Common Stock that are substantially vested,
                         including, pursuant to proposed IRS regulations,
                         stock obtained through the exercise of an
                         incentive stock option and not held for the
                         holding period, the Plan participant will not
                         recognize any gain on the shares surrendered. With
                         respect to the shares of our Common Stock
                         received, that portion of the shares of our Common
                         Stock equal in number to the shares of our Common
                         Stock surrendered will have a basis equal to the
                         basis of the shares surrendered. The excess shares
                         received will be taxable to the Plan participant
                         as ordinary compensation income in an amount equal
                         to the fair market value (A) if the excess shares
                         are substantially vested, as of the exercise date,
                         or (B) if the excess shares are substantially
                         non-vested, as of the applicable date. As used in
                         this discussion, "applicable date" means the
                         earlier of (A) the date the Plan participant
                         disposes of the shares of our Common Stock issued
                         under the terms of the Plan, or (B) the first date
                         on which shares of our Common Stock issued under
                         the terms of the Plan become substantially vested.
                         The Plan participant's basis in those excess
                         shares of our Common Stock will equal the amount
                         of ordinary compensation income recognized by the
                         Plan participant.

      Incentive Stock    The tax consequences to an employee from using
              Options    shares of our Common Stock to pay the exercise
                         price of incentive stock options will depend on
                         the status of the shares of our Common Stock
                         acquired.

                         If an employee pays the exercise price of an incentive stock option for stock that is substantially vested with shares of our Common
                         Stock that are substantially vested, under proposed IRS regulations the employee will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the shares of our Common Stock received, that portion of the shares of our Common Stock equal in number to the shares of our Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of our Common Stock received. The employee will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period of such shares will begin on the date of receipt thereof by the employee. Similarly, it appears that if the employee pays the exercise price for substantially non-vested shares of our Common Stock with shares of our Common Stock that are substantially vested, the tax consequences will be the same.

                         If an employee exercises an incentive stock option granted pursuant to the Plan using shares of our Common Stock that were obtained through the exercise of an incentive stock option, whether granted under the Plan or under another one of our plans, and that have been held by the employee for the holding period for either substantially vested shares of our Common Stock or substantially non-vested shares of our Common Stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

                         Conversely, if an employee exercises an incentive stock option granted pursuant to the Plan using shares of our Common Stock received upon the prior exercise of an incentive stock option, whether granted under the Plan or under another one of our plans, and the employee has not held that Common
                         Stock for the holding period, under proposed IRS regulations the employee will have made a disqualifying disposition of the number of shares of our Common Stock used as payment for the exercise price of the incentive stock option. If the employee receives shares of our Common Stock that is substantially vested, the employee generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the shares of our Common Stock surrendered, determined as of the date the option relating to such shares of our Common Stock was exercised, over the exercise price of the shares surrendered. It is unclear whether, if the employee receives shares of our Common Stock that is substantially non-vested, the recognition of income will be deferred until the shares of our Common Stock becomes substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the employee plus the employee's basis in the shares surrendered, allocated equally among the shares received.

     RESTRICTED STOCK
              GRANTS:
     Taxation of Plan    A Plan participant who receives a restricted stock
         Participants    award will recognize ordinary income equal to the
                         fair market value of the shares of our Common
                         Stock received at the time the restrictions lapse,
                         unless the Plan participant makes a Section 83(b)
                         election to report the fair market value of the
                         shares of our Common Stock received as restricted
                         stock as ordinary income at the time of receipt.
                         If any amount is paid for the restricted stock,
                         the Plan participant will include in income the
                         excess of the fair market value of the shares of
                         our Common Stock received over the amount, if any,
                         paid for such shares, either at the time the
                         restrictions lapse or when the Plan participant
                         makes a Section 83(b) election.

    Company Deduction    We may deduct an amount equal to the income
                         recognized by the Plan participant at the time the
                         Plan participant recognizes the income, provided
                         the Plan participant's compensation is reasonable,
                         and otherwise within statutory limitations.

                Basis The basis of the restricted stock in the hands of the Plan participant will be equal to the fair market value of the restricted stock on the date the Plan participant recognizes ordinary income as described above plus the amount of ordinary income recognized in excess of fair market value, if any amount is paid for the restricted stock in excess of fair market value.

   Subsequent Sale or    The restrictions placed on restricted stock do not
          Disposition    permit sale or disposition until the restrictions
                         lapse. Upon the sale or disposition of restricted
                         stock after the restrictions lapse, a Plan
                         participant will recognize taxable income or loss
                         equal to the difference between the amount
                         realized by the Plan participant on the
                         disposition of the stock and the Plan
                         participant's basis in the stock. The gain or loss
                         will be taxable to the Plan participant as a
                         capital gain or deductible by the Plan participant
                         as a capital loss, either short-term or long-term,
                         depending on the holding period of the restricted
                         stock, provided that the Plan participant held the
                         restricted stock as a capital asset.

            Dividends    During the period in which a Plan participant
                         holds restricted stock, prior to the lapse of the
                         restrictions, if dividends are declared but not
                         distributed to the Plan participant until the
                         restrictions lapse, the dividends will be treated
                         for tax purposes by the Plan participant and us in
                         the following manner: (A) if the Plan participant
                         makes a Section 83(b) election to recognize income
                         at the time of receipt of the restricted stock,
                         the dividends will be taxed as dividend income to
                         the Plan participant when the restrictions lapse
                         and we will not be entitled to a deduction and
                         will not be required to withhold income tax, (B)
                         if the Plan participant does not make a Section
                         83(b) election, the dividends will be taxed as
                         compensation to the Plan participant when the
                         restrictions lapse and will be deductible by us
                         and subject to applicable federal income tax
                         withholding at that time.

                         If the Company pays the dividends to the Plan participant prior to the lapse of the restrictions and the Plan participant makes a Section 83(b) election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by us. Conversely, if the Plan participant does not make a Section 83(b) election, the dividends will be taxable to the Plan participant as compensation at the time of payment and we will be entitled to a deduction.

  TAX IMPLICATIONS OF    A Plan participant will not recognize taxable
   STOCK APPRECIATION    income upon the grant of a stock appreciation
              RIGHTS:    right.

     Taxation of Plan    Upon the exercise of a stock appreciation right, a
         Participants    Plan participant will recognize ordinary income in
                         an amount equal to the cash or fair market value
                         of the shares of our Common Stock received.

    Company Deduction    We will be entitled to a deduction in the amount
                         of, and at the time that, ordinary income is
                         recognized by the Plan participant in connection
                         with the exercise of a stock appreciation right,
                         provided that the Plan participant's compensation
                         is reasonable and is otherwise within the
                         statutory limitations.

                Basis In the event that a stock appreciation right is paid in whole or in part in shares of our Common
                         Stock, the amount recognized by the Plan participant as ordinary income with respect to those shares will be the Plan participant's basis in those shares for purposes of determining any gain or loss on the subsequent sale of those shares.

                         THE ABOVE TAX INFORMATION IS ONLY A BRIEF
                         DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES
                         OF RECEIPT AND/OR EXERCISE OF OPTIONS. IT IS BASED
                         ON PRESENT FEDERAL TAX AND SECURITIES LAWS,
                         REGULATIONS AND INTERPRETATIONS THEREOF AND DOES
                         NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH
                         FEDERAL TAX CONSEQUENCES. THE FOREGOING SUMMARY OF
                         FEDERAL INCOME TAX CONSEQUENCES MAY CHANGE IN THE
                         EVENT OF A CHANGE IN THE INTERNAL REVENUE CODE OR
                         REGULATIONS THEREUNDER OR INTERPRETATIONS THEREOF.
                         IF AN OPTION HOLDER IS CONSIDERING EXERCISING AN
                         OPTION, HE OR SHE SHOULD CONSULT A TAX ADVISOR
                         CONCERNING THE FEDERAL, STATE AND LOCAL INCOME TAX
                         CONSEQUENCES OF SUCH EXERCISE.

OPTIONS GRANTED UNDER THE PLAN

The following table sets forth information with respect to options granted to the listed persons and groups under the plan through March 22, 2001:


                               NUMBER OF
                                 SHARES
NAME AND                       UNDERLYING
PRINCIPLE POSITION              OPTIONS         GRANT DATE        EXERCISE PRICE     EXPIRATION DATE
------------------             ----------   ------------------   ----------------   ------------------
J. Ernest Talley.............     100,000   December 31, 1999    $19.81 to $21.79   December 31, 2004
  Chairman of the                                                                           to
  Board and Chief                                                                   December 31, 2009
  Executive Officer
Mitchell E. Fadel............      50,000    January 2, 1997     $14.38 to $22.38    January 2, 2007
  President                                         to                                      to
                                              July 24, 2000                           July 24, 2010
L. Dowell Arnette............      55,000      May 9, 1995       $6.67 to $30.50       May 9, 2005
  Executive Vice                                    to                                      to
  President -- Growth                       December 31, 1999                       December 31, 2009
Bradley W. Denison...........      50,000     September 30,           $26.50        September 30, 2008
  Senior Vice President                            1998
  and General Counsel
Dana Goble...................      40,000      May 9, 1995       $6.67 to $30.50       May 9, 2005
  Executive Vice                                    to                                      to
  President and Chief                       December 31, 1999                       December 31, 2009
  Operating Officer
All current executive
  officers as a group (15
  persons)...................     459,000      May 9, 1995       $6.67 to $22.38    December 31, 2004
                                                    to                                      to
                                              July 24, 2000                           July 24, 2010
Lawrence M. Berg.............      15,000    January 4, 1999     $22.31 to $32.69    January 4, 2009
  Director                                          to                                      to
                                             January 2, 2001                         January 2, 2011
Peter P. Copses..............      15,000    January 4, 1999     $22.31 to $32.69    January 4, 2009
  Director                                          to                                      to
                                             January 2, 2001                         January 2, 2011
J.V. Lentell.................      27,000     April 1, 1995      $3.34 to $32.69      April 1, 2005
  Director                                          to                                      to
                                             January 2, 2001                         January 2, 2011
Joseph V. Mariner, Jr. ......      27,000     April 1, 1995      $3.34 to $32.69      April 1, 2005
  Director                                          to                                      to
                                             January 2, 2001                         January 2, 2011
Mark E. Speese...............       9,000    January 2, 2001          $32.69         January 2, 2011
  Director
All current directors who are
  not executive officers as a
  group (5 persons)..........      93,000     April 1, 1995      $3.34 to $32.69      April 1, 2005
                                                    to                                      to
                                             January 2, 2001                         January 2, 2011
All Employees (including
  current officers who are
  not executive officers) as
  a group....................   9,093,750(1)   April 1, 1995     $3.34 to $32.69      April 1, 2005
                                                    to                                      to
                                             January 2, 2001                         January 2, 2011


---------------

 (1) Pursuant to the terms of the Plan, when an optionee leaves our employ, unvested options granted to that employee terminate and become available for issuance. Vested options not exercised within 90 days from the date the optionee leaves our employ terminate and become available for issuance. As a result of terminations, the number of shares reserved under the Plan on a historical basis, exceed the number of shares available for issuance. However, at no time did grants under the Plan exceed the number of shares available for issuance.

The closing sales price of the Common Stock as of March 22, 2001 was $46.3438 per share, as reported on Nasdaq.

                                 OTHER BUSINESS

The Board does not intend to bring any business before the annual stockholders meeting other than the matters referred to in this notice and at this date has not been informed of any matters that may be presented to the annual stockholders meeting by others. If, however, any other matters properly come before the annual stockholders meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

Representatives of Grant Thornton LLP, the Company's independent public accountants for the fiscal year ended December 31, 2000, will attend the annual stockholders meeting and be available to respond to appropriate questions which may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

                   INDEPENDENT PUBLIC ACCOUNTANT INFORMATION

Grant Thornton LLP served as our independent accounting firm for the 2000 fiscal year. We paid the following fees to Grant Thornton for professional and other services rendered by them during fiscal 2000:


    - The aggregate fees billed for professional services rendered by Grant Thornton for the audit of our financial statements for the 2000 fiscal year and the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year were $220,000;


    - The aggregate fees billed for information technology services rendered by Grant Thornton were $30,000; and


    - The aggregate fees billed for all other services rendered by Grant Thornton to us during the 2000 fiscal year, exclusive of those services described above, were $110,000.


The Audit Committee of the Board has considered whether Grant Thornton's provision of services, other than services rendered in connection with the audit of our annual financial statements, is compatible with maintaining Grant Thornton's independence.

The Audit Committee of the Board has not appointed an independent public accounting firm for the 2001 fiscal year. The Board and the Audit Committee annually review the performance of our independent public accountants and the fees charged for their services. The Board anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for our annual audit. Based upon the Board and Audit Committee's analysis of this information, we will determine which independent public accounting firm to engage to perform our annual audit each year.

         AUDIT COMMITTEE REPORT ON RENT-A-CENTER'S FINANCIAL STATEMENTS

 THE COMMITTEE:  In February 1995, our Board established the Audit Committee to recommend the appointment of our independent accountants and approve audit reports and plans, accounting policies, audit fees and certain other expenses. The Audit Committee has prepared the following report on its activities with respect to our financial statements for the fiscal year ended December 31, 2000.

     REVIEW AND  In connection with the preparation of our audited financial
    DISCUSSION:  statements for the fiscal year ended December 31, 2000, the
                 Audit Committee has

                 - reviewed and discussed the audited financial statements
                   with management;

                 - discussed with Grant Thornton, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and

                 - received the written disclosures and the letter from Grant
                   Thornton required by Independence Standards Board Standard
                   No. 1, and has discussed with Grant Thornton its independence from Rent-A-Center.

RECOMMENDATION:  Based on the review and discussion referred to above and relying thereon, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S.
                 Securities and Exchange Commission.

                                            AUDIT COMMITTEE
                                            Joseph V. Mariner, Jr., Chairman
                                            J.V. Lentell
                                            Laurence M. Berg

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our shares, and upon representations from those persons, we believe that all SEC stock ownership reports required to be filed by those reporting persons during 2000 were timely made, except for Mr. Connelly, who filed one late Form 4 to reflect an option grant that was not reported on a timely basis and Mr. Stough, who filed a late Form 3 to reflect his initial beneficial ownership of our Common Stock.

                         RENT-A-CENTER STOCK OWNERSHIP

The following tables list our stock ownership for our directors, our named executive officers, and our known 5% stockholders. Ownership includes direct and indirect (beneficial) ownership, as defined by SEC rules. To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. Information in the table is as of March 22, 2001.

                                                                 SHARES OF          SHARES OF SERIES A
                                                                COMMON STOCK         PREFERRED STOCK
                                                             BENEFICIALLY OWNED     BENEFICIALLY OWNED
                                                           ----------------------   ------------------
NAME AND ADDRESS OF                                                      PERCENT              PERCENT
BENEFICIAL OWNER                                             NUMBER      OF CLASS   NUMBER    OF CLASS
-------------------                                        ----------    --------   -------   --------
J. Ernest Talley(1)......................................   4,928,165(3)  19.57%         --       --
Mark E. Speese(2)........................................   1,760,832(4)   6.99%         --       --
L. Dowell Arnette........................................     197,414(5)      *          --       --
Mitchell E. Fadel........................................      51,550(6)      *          --       --
Bradley W. Denison.......................................           0         *          --       --
Dana F. Goble............................................      28,378(7)      *          --       --
J.V. Lentell.............................................      22,000(8)      *          --       --
Joseph V. Mariner, Jr. ..................................           0         *          --       --
Laurence M. Berg(9)......................................      15,000(8)(9)   *          --       --
Peter P. Copses(9).......................................      15,000(8)(9)   *          --       --
Apollo(10)...............................................  10,086,129     28.63%    281,756    100.0%
Wasatch Advisors, Inc.(11)...............................   2,375,554      9.45%         --       --
Mellon Financial Corporation(12).........................   1,322,531      5.26%         --       --
All officers and directors as a group (19 total).........   7,110,209     28.04%         --       --

---------------

  *  Less than 1%.

 (1) Mr. Talley's address is 5700 Tennyson Parkway Third Floor, Plano, Texas 75024.

 (2) Mr. Speese's address is 5717 Arcady Place, Plano, Texas 75093.

 (3) Includes (A) 1,903,166 shares of our Common Stock held directly by him, (B) 24,999 shares issuable pursuant to options granted under the Long-Term Incentive Plan which are currently exercisable, (C) 420,191 shares held by Mr. Talley's spouse, (D) 1,579,809 shares held by the Talley 1999 Trust, a trust organized under the laws of the State of Texas of which Mr. Talley is the sole trustee, and (E) 1,000,000 shares held by Talley Partners, Ltd., a Texas limited partnership, whose sole general partner is Talley Management, Inc., a Texas corporation, an entity controlled by Mr. Talley. The amount listed in the table does not include an aggregate of 326,184 shares owned by two of Mr. Talley's children, as to which Mr. Talley disclaims beneficial ownership.

 (4) Includes (A) 1,251,832 shares held directly by him, (B) 9,000 shares issuable pursuant to options granted under the Long-Term Incentive Plan which are currently exercisable, (C) 250,000 shares held by the Mark Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas, of which Mr. Speese is the sole trustee, and (D) 250,000 shares held by the Carolyn Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas, of which Mr. Speese is the sole trustee.

 (5) Includes 32,500 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (6) Includes 11,250 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (7) Includes 12,500 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (8) All of which are issuable pursuant to currently exercisable options granted under the Long-Term Incentive Plan.

 (9) Messrs. Berg and Copses are each principals and officers of certain affiliates of Apollo. Accordingly, each of Messrs. Berg and Copses may be deemed to beneficially own shares owned by Apollo. Messrs. Berg and Copses disclaim beneficial ownership with respect to any such shares owned by Apollo.

(10) The address of Apollo is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. The 10,086,129 shares of Common Stock represent the shares of Common Stock into which the Series A Preferred Stock is convertible. Apollo owns 270,933 shares of our Preferred Stock, which represents in excess of 96% of the outstanding shares of our Preferred Stock. Apollo also has the right to vote RC Acquisition Corp.'s 10,823 shares of Preferred Stock. Apollo disclaims any beneficial ownership in these 10,823 shares other than its right to vote these shares.

(11) The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, Utah 84111.

(12) The address of Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258.

                     VOTING PROCEDURES/REVOKING YOUR PROXY

        QUORUM: Because the holders of our Preferred Stock are entitled to elect one director as a separate class, there are different standards for determining if a quorum is present. For purposes of electing the director to be elected by the holders of our Preferred Stock, there must be a majority of the outstanding shares of our Preferred Stock on the Record
                 Date, present in person or by proxy, at this year's annual stockholders meeting. For purposes of electing our other directors, approving the amendment to our certificate of incorporation and approving the Plan amendments, the holders of a majority of the votes entitled to vote at this year's annual stockholders meeting, including the votes entitled to vote held by the holders of our Preferred Stock, present in person or by proxy, will constitute a quorum. For all other purposes, the holders of the majority of the votes entitled to vote at this year's annual stockholders meeting, present in person or by proxy, will constitute a quorum.

 VOTES REQUIRED  To be elected, directors must receive a plurality of the
   TO APPROVE A  shares voting in person or by proxy, provided a quorum
      PROPOSAL:  exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. The affirmative vote of the votes entitled to be cast, including the votes entitled to be cast held by the holders of our Preferred Stock, is required to approve the amendment to our certificate of incorporation. Approval of the Plan amendments and all other matters submitted to you at the meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or our Certificate of Incorporation or Bylaws.

         SHARES On the Record Date, there were 25,145,799 shares of our OUTSTANDING Common Stock outstanding. Each share of Common Stock
  AND NUMBER OF  entitles the holder to one vote per share. On the Record
         VOTES: Date, there were 281,756 shares of Preferred Stock outstanding. Each share of Preferred Stock entitles the holder to approximately 35.8 votes per share, or 10,086,129 votes in the aggregate.

ABSTENTIONS AND  Those who fail to return a proxy or attend the meeting will
    BROKER NON-  not count towards determining any required plurality,
         VOTES: majority or quorum. Stockholders and brokers returning proxies or attending the meeting who abstain from voting on the election of our directors, approval of the amendment to the certificate of incorporation or on the approval of the Plan amendments will count towards determining a quorum.
                 Such abstentions will have no effect on the election of our directors or on the approval of the Plan amendments, but will have the same effect as a no vote on the approval of the amendment to the certificate of incorporation.

                 Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. In the event that a broker does not receive voting instructions for these matters from its customers, a broker may notify us that it lacks voting authority to vote those shares. These "broker non-votes" refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. These broker non-votes will be included in determining whether a quorum exists. These broker non-votes will have no effect on the outcome of the election of our directors or the Plan amendment, but will have the same effect as a no vote on the approval of the amendments to the certificate of incorporation.

HOW THE PROXIES  The enclosed proxies will be voted in accordance with the
 WILL BE VOTED:  instructions you place on the proxy card. Unless otherwise stated, all shares represented by your returned, signed proxy will be voted as noted on the first page of this proxy statement.

    HOW YOU MAY  You may revoke your proxy by:
    REVOKE YOUR
         PROXY:  - delivering a signed, written revocation letter, dated later than the proxy, to David M. Glasgow, Corporate
                   Secretary, at 5700 Tennyson Parkway, Third Floor, Plano,
                   Texas 75024;

                 - delivering a signed proxy, dated later than the first one, to Mellon Investor Services LLC, 600 Willow Tree Road,
                   Leonia, NJ 07605, Attn: Norma Cianfaglione; or

                 - attending the meeting and voting in person or by proxy.
                   Attending the meeting alone will not revoke your proxy.

          PROXY  We have employed Mellon Investor Services, LLC to solicit
  SOLICITATION:  proxies. The cost of this service is estimated to be $8,500.
                 We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.


                      SUBMISSION OF STOCKHOLDER PROPOSALS


      DATES FOR  From time to time, stockholders may seek to nominate
  SUBMISSION OF  directors or present proposals for inclusion in the proxy
  STOCKHOLDERS'  statement and form of proxy for consideration at an annual
     PROPOSALS:  stockholders meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements. We must receive proposals for the 2002 annual stockholders meeting no later than December 18, 2001, for possible inclusion in the proxy statement, or prior to February 14, 2002 for possible consideration at the meeting, which is expected to take place on May 15, 2002. Direct any proposals, as well as related questions, to the undersigned.


                           ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K THAT WE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SUBMITTING A WRITTEN REQUEST TO:

                                        DAVID M. GLASGOW, CORPORATE SECRETARY
                                        RENT-A-CENTER, INC.
                                        5700 TENNYSON PARKWAY, THIRD FLOOR
                                        PLANO, TEXAS 75024.

YOU MAY ALSO OBTAIN OUR SEC FILINGS THROUGH THE INTERNET AT WWW.SEC.GOV.

                                          By order of the Board of Directors,

                                          /s/ DAVID M. GLASGOW
                                          David M. Glasgow
                                          Corporate Secretary

                                          PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                   EXHIBIT A
                                  -----------

                                   CHARTER OF
                                      THE
                                AUDIT COMMITTEE
                                       OF
                              RENT-A-CENTER, INC.

I. PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

    - serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

    - review and appraise the audit efforts of the Company's independent auditors; and

    - provide an open avenue of communication among the Company's independent auditors, financial and senior management and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise or other comparable experience or background which results in the member's financial sophistication, including having served as the Chief Executive Officer or other senior officer having financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Corporations financial statements.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

1. Review, update and assess the adequacy of this Charter periodically, but at least annually, as conditions dictate.

2. Review and discuss the annual audited financial statements with management, and discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including the quality, not just the acceptability, of the accounting principles and underlying estimates used in the audited financial statements.

3. Report to the Board and to the stockholders whether, based on such reviews and discussions, the Committee recommends to the Board that the most recent year's audited financial statements be included in the Company's Form 10-K to be filed with the Securities and Exchange Commission.

Independent Auditors

4. Recommend to the Board the selection of the Company's independent auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditors.

5. Ensure that the Company's independent auditors provide annually to the Committee a formal written statement delineating all relationships between the Company and the independent auditors, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take or recommend that the full Board take appropriate action to oversee the independence of the independent auditors.

6. Communicate to the independent auditors their ultimate accountability to the Board of Directors and the Committee.

7. Review the performance of the Company's independent auditors and recommend to the Board, where appropriate, that the Company's independent auditors be replaced (or proposed for stockholder approval in any proxy statement).

8. Periodically consult with the Company's independent auditors out of the presence of management concerning the Company's internal controls and the fullness and accuracy of the Company's financial statements.

Financial Reporting Processes

9. In consultation with the Company's independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

10. Consider the Company's independent auditors' judgments concerning the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes of the Company's auditing and accounting principles and practices as suggested by the Company's independent auditors or management.

Process Improvement

12. Establish regular and separate systems of reporting to the Committee by each of management and the Company's independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management and the Company's independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the Company's independent auditors in connection with the preparation of the financial statements.

15. Review with management and the Company's independent auditors the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                                   EXHIBIT B
                                  -----------

                              AMENDED AND RESTATED
                              RENT-A-CENTER, INC.
                            LONG-TERM INCENTIVE PLAN

    1. Objectives. The Amended and Restated Rent-A-Center, Inc. Long-Term Incentive Plan (formerly known as the 1994 Renters Choice, Inc. Long-Term Incentive Plan) is designed to retain selected employees, non-employee directors and Independent Contractors (as herein defined) of Rent-A-Center, Inc. (formerly known as Renters Choice, Inc.) (the "Company") and reward them for making significant contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

    2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

        "Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Employee Award, a Director Option or an Independent Contractor Option.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

        "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

        "Director" means an individual serving as a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

        "Director Option" means a nonqualified stock option granted to a Director under the terms of this Plan.

        "Employee Award" means the grant of any form of Employee Stock Option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to an employee of the Company or any Subsidiary pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

        "Employee Stock Option" means an incentive stock option or a nonqualified stock option granted to an employee of the Company or any of its Subsidiaries under this Plan by the Committee.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, Inc., or, if not reported by the Nasdaq Stock Market, Inc., by the National Quotation Bureau, Inc.

        "Independent Contractor" means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization who or which is engaged by the Company or any Subsidiary to render consulting, advisory or other independent contractor services, as defined by the Board.

        "Independent Contractor Option" means a nonqualified stock option granted to an Independent Contractor under the terms of this Plan.

        "Participant" means an employee of the Company or any of its Subsidiaries to whom an Employee Award has been made, a Director to whom a Director Option has been made or an Independent Contractor to whom an Independent Contractor Option has been made under the terms of the Plan.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

        "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

    3.    Eligibility.

        (a) Employee Awards. All employees of the Company and its Subsidiaries are eligible for Employee Awards under this Plan. The Committee shall select the employees who shall become Participants in the Plan from time to time by the grant of Employee Awards under the Plan.

        (b) Director Options. Recipients of Director Options shall include all persons who, as of the time Director Options are awarded, are serving as Directors of the Company.

        (c) Independent Contractor Options. The Committee, in its discretion, shall determine which Independent Contractors are eligible to become Participants in the Plan from time to time by the grant of Independent Contractor Options under the Plan.

    4. Common Stock Available Under the Plan. There shall be available for Employee Awards, Director Options and Independent Contractor Options, any of which may be granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 7,900,000 shares of Common Stock, subject to adjustment as provided in Paragraph 15, 210,000 of which shall be set aside for issuance pursuant to Director Options and 31,250 of which shall be set aside for stock awards, as described in subparagraph 6(iii) hereof. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Employee Awards, Director Options and Independent Contractor Options. Common Stock related to Employee Awards, Director Options or Independent Contractor Options that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Employee Award, a Director Option or an Independent Contractor Option are not issued to a Participant, or are exchanged for Employee Awards that do not involve Common Stock, shall immediately become available for Employee Awards, Director Options and Independent Contractor Options hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

    5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, a Director Option or an Independent Contractor Option, accelerate the vesting or exercisability of an Employee Award, a Director Option or an Independent Contractor Option, eliminate or make less restrictive any restrictions contained in an Employee Award, a Director Option or an Independent Contractor Option, waive any restriction or other provision of an Employee Award, a Director Option or an Independent Contractor Option or otherwise amend or modify an Employee Award, a Director Option or an Independent Contractor Option in any manner that is either (a) not adverse to the Participant holding such Employee Award, Director Option or Independent Contractor Option or (b) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award, Director Option or Independent Contractor Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee may delegate to the Chief Executive Officer of the Company and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Employee Awards, Director Options or Independent Contractor Options to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

    6. Employee Awards. The Committee shall determine the type or types of awards to be made to each Participant under this Plan. Each Employee Award made hereunder shall be embodied in an Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer or any Vice President of the Company for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 6 and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Employee Award may provide for the granting or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award. Notwithstanding anything herein to the contrary, no Participant may be granted Employee Awards consisting of stock options or stock appreciation rights exercisable for more than 20% of the shares of Common Stock originally authorized for Employee Awards under this Plan, subject to adjustment as provided in Paragraph 15. In the event of an increase in the number of shares authorized under the Plan, the 20% limitation will apply to the number of shares authorized.

        (i) Employee Stock Option. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Agreement or otherwise. An Employee Stock Option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Notwithstanding the foregoing, no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan.

        (ii) Stock Appreciation Right. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Agreement.

        (iii) Stock Award. An Employee Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Employee Award may be subject to conditions established by the Committee and set forth in the Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Employee Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Employee Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

        (iv) Cash Award. An Employee Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

    7. Director Stock Options. Director Options shall be granted to each eligible Director as of the date of consummation of the initial public offering of the Common Stock providing for the purchase of 9,000 shares of Common Stock. Commencing on January 1, 1996, automatic annual awards of Director Options shall be made to each eligible Director on the first business day of the Company's fiscal year, providing for the purchase of 3,000 shares of Common Stock; provided that such Director Options shall provide for the purchase of 9,000 shares of Common Stock if the recipient of such Director Option had not previously received a grant of a Director Option pursuant to this Plan. The purchase price of each share of Common Stock placed under a Director Option shall be equal to the Fair Market Value of such shares on the date the Director Option is granted; provided, that the purchase price of each share of Common Stock placed under a Director Option on the date of consummation of the initial public offering of the Common Stock shall be equal to the initial public offering price of the Common Stock. Director Options shall terminate and be of no force or effect with respect to any shares not previously purchased by the Director Optionee upon the expiration of ten years from the date of granting of each Director Option, notwithstanding any earlier termination of the Director Optionee's status as a Director of the Company. All Director Options shall be exercisable immediately on the date of grant. Notwithstanding the foregoing, no grant of Director Options shall be made unless the number of shares available under the Plan is sufficient to make all automatic grants of Director Options on the grant date. All Director Options shall be evidenced by a written Agreement conforming with the terms of this Plan.

    8. Independent Contractor Options. Independent Contractor Options shall be granted to each eligible Independent Contractor (as selected by the Board or the Committee) pursuant to the terms of an Agreement. Independent Contractor Options granted under this Plan will contain such terms and conditions with respect to the death or disability of the Independent Contractor or termination of the Independent Contractor's relationship with the Company or a Subsidiary as the Committee or Board deems necessary and/or appropriate.

    9.    Payment of Employee Awards.

        (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

        (b) Deferral. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Employee Award in an Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Agreement or by the Committee, may be forfeited if and to the extent that the Agreement so provides.

        (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Employee Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

        (d) Substitution of Employee Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Employee Award for another Employee Award of the same or different type.

    10. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option (whether pursuant to an Employee Award, a Director Option or an Independent Contractor Option) shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Employee Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Employee Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Employee Awards, Director Options or Independent Contractor Options by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award, a Director Option or an Independent Contractor Option. Unless otherwise provided in the applicable Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

    11. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award, Director Option or Independent Contractor Option payment and withhold, as applicable, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award, Director Option or Independent Contractor Option with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

    12. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Employee Award, Director Option or Independent Contractor Option previously granted to such Participant shall be made without such Participant's consent, and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Employee Award, Director Option or Independent Contractor Option then outstanding (unless the Participant consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

    13. Termination of Employment or Provision of Service. Upon the termination of employment or provision of service by a Participant, any unexercised, deferred or unpaid Employee Awards, Director Options or Independent Contractor Options shall be treated as provided in the specific Agreement evidencing the Employee Award, Director Option or Independent Contractor Option. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, a Director Option or an Independent Contractor Option, accelerate the vesting or exercisability of an Employee Award, a Director Option or an Independent Contractor Option, eliminate or make less restrictive any restrictions contained in an Employee Award, a Director Option or an Independent Contractor Option, waive any restriction or other provision of this Plan or an Employee Award, a Director Option or an Independent Contractor Option or otherwise amend or modify the Employee Award, Director Option or Independent Contractor Option in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.


    14. Assignability. Unless otherwise determined by the Committee and provided in the Agreement, no Employee Award, Director Option, Independent Contractor Option or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may prescribe and include in applicable Agreements other restrictions on transfer. Any attempted assignment of an Employee Award, a Director Option, an Independent Contractor Option or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void.


    15.    Adjustments.

        (a) The existence of outstanding Employee Awards, Director Options or Independent Contractor Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

        (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Employee Awards, Director Options and Independent Contractor Options denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Employee Awards, Director Options and Independent Contractor Options; and (iii) the appropriate Fair Market Value and other price determinations for such Employee Awards, Director Options and Independent Contractor Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Employee Awards, Director Options or Independent Contractor Options and the termination of unexercised options in connection with such transaction.

    16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Employee Award, Director Option or Independent Contractor Option unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

    17. Unfunded Plan. Insofar as it provides for Employee Awards of cash, and Employee Awards, Director Options and Independent Contractor Options covering Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

    18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

    19.    Effective Date of Plan.

        (a) This Plan was approved by the Board of Directors of the Company as of December 5, 1994, and by the unanimous written consent dated as of December 21, 1994, of the holders of all of the shares of Common Stock outstanding and entitled to vote thereon.

        (b) The Plan was amended effective May 20, 1996 for the purpose of increasing the number of shares reserved for issuance under the Plan from 1,500,000 to 2,000,000. The amendments to the Plan were approved by the Board of Directors of the Company as of March 18, 1996, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of May 20, 1996.

        (c) The Plan was again amended effective May 21, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 2,000,000 to 3,000,000. The amendment to the Plan was approved by the Board of Directors of the Company on March 16, 1998, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on May 18, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate the 1996 and the 1998 amendments.

        (d) The Plan was again amended on September 14, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 3,000,000 to 4,500,000. The amendment to the Plan was approved by the Board of Directors of the Company on September 14, 1998 and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on October 20, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

        (e) The Plan was again amended by the Board of Directors in January 2000 for the purpose of adding independent contractors as participants under the Plan. In March 2000, the Plan was amended by the Board of Directors to increase the number of shares reserved for issuance under the Plan from 4,500,000 to 6,200,000. These amendments were approved by the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock of the Company entitled to vote thereon on May 16, 2000. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                                          RENT-A-CENTER, INC.

                               RENT-A-CENTER, INC.
                        5700 TENNYSON PARKWAY, 3RD FLOOR
                               PLANO, TEXAS 75024

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                     ---------------------------------------
                                  COMMON STOCK

      The undersigned, hereby revoking all prior proxies, hereby appoints Robert
   D. Davis and David M. Glasgow jointly and severally, with full power to act
P alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Common
R Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Rent-A-Center,
O Inc. to be held on May 15, 2001 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on
X  the reverse side of this card.

Y    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT
   WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE





                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o

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                                                                                                     Please mark
                                                                                                     your votes as
                                                                                                     indicated in
                                                                                                     this example  [X]

1. ELECTION OF CLASS I DIRECTORS                                       2. To approve an amendment to our Amended and
   for the Item set forth in the           J. Ernest Talley and           Restated Certificate of Incorporation
   accompanying proxy statement.           Mitchell E. Fadel              increasing the number of shares of our Common
                                                                          Stock, par value $.01 per share, we are
      FOR the             WITHHOLD         WITHHELD FOR: (To withhold     authorized to issue from 50,000,000 to
      nominees           AUTHORITY         authority to vote for any      125,000,000.
   listed to the  to vote for the nominees individual nominee, write
       right        listed to the right    the nominee's name in the       FOR  AGAINST  ABSTAIN
                                           space provided below.)
        [ ]                 [ ]                                            [ ]    [ ]      [ ]
                                           --------------------------





3. To approve amendments to our Long-Term Incentive                    4.  In their discretion, upon such other business
   Plan increasing the number of shares of our                             as may properly come before the meeting.
   Common Stock reserved for issuance under our
   Long-Term Incentive Plan from 6,200,000 to 7,900,000
   shares, reducing the number of shares of Common Stock
   which are reserved for issuance under our Long-Term
   Incentive Plan for director options from 496,000 to
   210,000 shares, and reducing the number of shares of
   Common Stock which are reserved for issuance under
   the Long-Term Incentive Plan for employee stock awards
   from 310,000 to 31,250 shares.

       FOR   AGAINST   ABSTAIN

       [ ]     [ ]       [ ]





                                                                                The undersigned(s) acknowledges receipt of the
                                                                                Notice of 2001 Annual Meeting of Stockholders
                                                                                and the proxy statement accompanying the same, each
                                                                                dated April 13, 2001.

                                                                                Please date this proxy and sign your name exactly as
                                                                                it appears hereon. If there is more than one owner,
I PLAN TO ATTEND [ ]                                                            each should sign. When signing as an agent,
                                                                                attorney, administrator, guardian or trustee, please
                                                                                indicate your title as such. If executed by a
                                                                                corporation this proxy should be signed in the
                                                                                corporate name by a duly authorized officer who
                                                                                should so indicate his or her title.

                                                                                      PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                         PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                ----------------------------------------------------
                                                                                Date

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature if held jointly
------------------------------------------------------------------------------------------------------------------------------------
                                             o FOLD AND DETACH HERE o

                               RENT-A-CENTER, INC.
                        5700 TENNYSON PARKWAY, 3RD FLOOR
                               PLANO, TEXAS 75024

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                     ---------------------------------------
                            SERIES A PREFERRED STOCK

      The undersigned, hereby revoking all prior proxies, hereby appoints Robert
   D. Davis and David M. Glasgow jointly and severally, with full power to act
P alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Series A
R Preferred Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders
O of Rent-A-Center, Inc. to be held on May 15, 2001 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote
X  as shown on the reverse side of this card.

Y    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT
   WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE





                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Please mark
                                                                                                     your votes as
                                                                                                     indicated in
                                                                                                     this example  [X]

1. ELECTION OF CLASS I DIRECTORS                                       2. To approve an amendment to our Amended and
   for the Item set forth in the           J. Ernest Talley,              Restated Certificate of Incorporation
   accompanying proxy statement.           Mitchell E. Fadel              increasing the number of shares of our Common
                                           and Peter P. Copses            Stock, par value $.01 per share, we are
                                                                          authorized to issue from 50,000,000 to
      FOR the             WITHHOLD         WITHHELD FOR: (To withhold     125,000,000.
      nominees           AUTHORITY         authority to vote for any
   listed to the  to vote for the nominees individual nominee, write       FOR  AGAINST  ABSTAIN
       right        listed to the right    the nominee's name in the
                                           space provided below.)          [ ]    [ ]      [ ]
        [ ]                 [ ]
                                           --------------------------




3. To approve amendments to our Long-Term Incentive                    4.  In their discretion, upon such other business
   Plan increasing the number of shares of our                             as may properly come before the meeting.
   Common Stock reserved for issuance under our
   Long-Term Incentive Plan from 6,200,000 to 7,900,000
   shares, reducing the number of shares of Common Stock
   which are reserved for issuance under our Long-Term
   Incentive Plan for director options from 496,000 to
   210,000 shares, and reducing the number of shares of
   Common Stock which are reserved for issuance under
   the Long-Term Incentive Plan for employee stock awards
   from 310,000 to 31,250 shares.

       FOR   AGAINST   ABSTAIN

       [ ]     [ ]       [ ]





                                                                                The undersigned(s) acknowledges receipt of the
                                                                                Notice of 2001 Annual Meeting of Stockholders
                                                                                and the proxy statement accompanying the same, each
                                                                                dated April 13, 2001.

                                                                                Please date this proxy and sign your name exactly as
                                                                                it appears hereon. If there is more than one owner,
I PLAN TO ATTEND [ ]                                                            each should sign. When signing as an agent,
                                                                                attorney, administrator, guardian or trustee, please
                                                                                indicate your title as such. If executed by a
                                                                                corporation this proxy should be signed in the
                                                                                corporate name by a duly authorized officer who
                                                                                should so indicate his or her title.

                                                                                      PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                         PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                ----------------------------------------------------
                                                                                Date

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature if held jointly
------------------------------------------------------------------------------------------------------------------------------------
                                             o FOLD AND DETACH HERE o